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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  NOVEMBER 13, 2000
                Date of Report (Date of Earliest Event Reported)



                             HEWLETT-PACKARD COMPANY
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             (Exact name of registrant as specified in its charter)





        DELAWARE                    1-4423                   94-1081436
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(State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)           File Number)           Identification No.)



                    3000 HANOVER STREET, PALO ALTO, CA 94304
              (Address of principal executive offices) (Zip code)


                                 (650) 857-1501
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

     On November 13, 2000, Hewlett-Packard Company ("HP") issued a press release containing financial information for the quarter ended October 31, 2000 and forward-looking statements relating to 2001 and announcing that it had terminated discussions with PricewaterhouseCoopers ("PwC") regarding the potential acquisition of its consulting business. The press release entitled "HP Reports Fourth Quarter and Full Year 2000 Results--4Q Revenue up 17%; EPS up 14%; FY Revenue up 15%, EPS up 16%--Terminates Discussions with PwC" dated November 13, 2000 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press release dated November 13, 2000 entitled "HP Reports Fourth Quarter and Full Year 2000 Results -- 4Q Revenue Up 17%, EPS Up 14%; FY Revenue Up 15%, EPS Up 16% -- Terminates Discussions With PwC."

Exhibit 99.2 Scripts prepared for use by Carleton S. Fiorina and Robert P. Wayman for conference call at 6:00 a.m. PST, November 13, 2000, discussing fourth quarter results, fiscal year 2000 results, fiscal year 2001 outlook and termination of discussions with PwC.

ITEM 9. REGULATION FD DISCLOSURE.

         On November 13, 2000, in connection with HP's issuance of its earnings release for the fourth quarter and full fiscal year, HP held a simultaneous conference call and webcast to discuss the contents of the earnings release and the termination of discussions with PwC regarding the potential acquisition of its consulting business. Scripts prepared for use by Carleton S. Fiorina and Robert P. Wayman at this presentation are furnished herewith as Exhibit 99.2 and incorporated by reference in this Item 9. The furnishing of these presentations is not intended to constitute a representation such furnishing is required by Regulation FD or that the materials they contain include material investor information that is not otherwise publicly available. In addition, all of the information in the presentations is presented as of November 13, 2000, and HP does not assume any obligation to update such information in the future.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      HEWLETT-PACKARD COMPANY


Date: November 13, 2000               By:   /s/ Ann O. Baskins
                                           -----------------------------------
                                      Name:  Ann O. Baskins
                                      Title: Vice President, General Counsel and
                                             Secretary

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                          INDEX TO EXHIBITS FILED WITH
                THE CURRENT REPORT ON FORM 8-K DATED NOVEMBER 13, 2000


  Exhibit                              Description
-----------   ----------------------------------------------------------------
    99.1      Press release dated November 13, 2000 entitled "HP Reports Fourth
              Quarter and Full Year 2000 Results -- 4Q Revenue Up 17%, EPS Up
              14%; FY Revenue Up 15%, EPS Up 16% -- Terminates Discussions With
              PwC."

    99.2      Scripts prepared for use by by Carleton S. Fiorina and Robert
              P. Wayman for conference call at 6:00 a.m. PST, November 13,
              2000, discussing fourth quarter results, fiscal year 2000 results, fiscal year 2001 outlook and termination of discussions with PwC.
